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                               SEMI-ANNUAL REPORT
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                                 August 31, 2001
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                                   Value Line
                                    New York
                                   Tax Exempt
                                      Trust





                                     [LOGO]
                                   ----------
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

Value Line New York Tax Exempt Trust

                                                               To Our Value Line

--------------------------------------------------------------------------------

To Our Shareholders:

The tragedy that struck our nation on September 11th is still very much on our minds. We wish to extend our condolences to the thousands of people whose lives were affected.

The primary objective of the Value Line New York Tax Exempt Trust is to provide investors with maximum income exempt from New York State, New York City and federal personal income taxes, without undue risk to principal(1). During the six-months ended August 31, 2001, the Trust's total return was 4.45% compared to 4.75% for the Lehman Municipal Bond Index(2). Since its inception in July 1987, the total return for the Trust, assuming the reinvestment of all dividends over that period, was 158.35%. This is equivalent to an average annual total return of 6.93%(3).

During the six months ended August 31, 2001, prices of tax-exempt bonds have increased as interest rates declined. Long-term, tax-exempt interest rates, as measured by the Bond Buyer's 40-Bond Index, declined from 5.40% on February 28th to 5.12% on August 31st. During this same period, long-term taxable rates, as measured by the 30-year Treasury bond, rose slightly from 5.31% to 5.37%. The shrinking U.S. government surplus has prevented long-term Treasury yields from declining in spite of the weak economy, contained inflation, an easy Federal Reserve monetary policy, and the weak stock market. As a result, tax-exempt bonds, as measured by the Lehman Municipal Bond Index, have outperformed taxable bonds, as measured by the Lehman U.S. Aggregate Bond Index(4), for the past six months. This has occurred in spite of the 39% increase in the new issues of municipal bonds during the first eight months of 2001 compared to the same period in 2000.

Tax exempt yields are high when compared to Treasury yields. Recently, the yield of a triple-A rated 30-year tax-exempt bond was 5.03%, which is 94.5% of the 5.32% yield of the 30-year Treasury bond. A 5.03% tax-exempt yield is equivalent to an 8.33% taxable yield for investors in the 39.6% tax bracket. This high ratio offers investors a great opportunity to benefit from high tax-exempt income.

Your Trust's management has maintained the average maturity of the Trust around 15 years and emphasized the purchase of high-grade bonds with call protection in order to maintain shareholder tax-free income without sacrificing safety of principal. As of August 31, 2001, the Trust's portfolio consisted of 59% triple-A, 28% double-A, 2% A, and 11% Baa or BBB rated bonds. The portfolio's highest concentrations of investments are in the insured, housing-revenue, water and sewer-revenue, and hospital-revenue sectors respectively.


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(1)  Income  may be  subject to state and local  taxes,  and some  income may be subject to the Federal Alternative Minimum Tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

(2) The Lehman Brothers Municipal Bond Index is a total-return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Investment-grade bonds are rated Baa or higher by Moody's or BBB or higher by Standard & Poor's. Returns and attributes for the Index are calculated semi-monthly using approximately 25,000 municipal bonds, which are priced by Muller Data Corporation. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this Index.

(3)  Total return includes reinvestment of dividends and any capital gains paid.

(4) The Lehman Brothers Aggregate Bond Index is representative of the broad fixed-income market. It includes government, investment-grade corporate, and mortgage-backed bonds. The returns for the Index do not reflect expenses, which are deducted from the Trust's returns.

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2

                                            Value Line New York Tax Exempt Trust

New York Tax Exempt Trust Shareholders

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The municipal bond market is one of the most  fragmented and complex  sectors of the American capital markets. We believe that most investors seeking tax-free income are best served by a mutual fund, whose advantages include professional
management,   diversification,   liquidity,   low  transaction  costs,  accurate
record-keeping,   automatic  reinvestment  of  dividends,  and  availability  in small-dollar amounts. In addition to these features, The Value Line New York Tax Exempt Trust has the additional advantage of carrying no sales or redemption fees.

We thank you for your continued confidence in Value Line, and we look forward to serving your investment needs in the future.

                                                       Sincerely,



                                                       Jean Bernhard Buttner

October 3, 2001

--------------------------------------------------------------------------------

Economic Observations

The U.S. economy, which has decelerated markedly over the past year, now appears, in the wake of the recent terrorist attacks on the United States, to be in a recession that probably will last through at least yearend. Thereafter, if the lingering terrorist threat is resolved successfully we would expect the succession of interest rate cuts that have been effected by the Federal Reserve this year, the stimulative measures likely to now be put into effect by the government, and some projected inventory building to combine to set into motion a modest business recovery over the course of 2002.

Inflationary pressures, meantime, are continuing to be kept at bay. This benign pricing environment remains rooted in both sustained increases in productivity (or labor-cost efficiency) and the pronounced slowdown in industrial and labor demand arising from the declining level of U.S. business activity. To be sure, as the economy improves, some modest increase in pricing pressure will evolve over the next year. But absent a more vigorous business recovery than we now expect, inflation should remain muted over the next six to 12 months, at least.

Finally, the Federal Reserve, which has been most supportive with nine interest rate reductions thus far this year (with the most recent cut in rates coming on October 2nd), may possibly again come to the aid of the economy with another rate reduction later this year, as the nation's central bank strives to prevent a more serious domestic recession.

Performance Data:*

                                        Growth of
                            Average    an Assumed
                            Annual    Investment of
                         Total Return    $10,000
                           ---------    ---------
 1 year ended 6/30/01....   10.00%       $11,001
 5 years ended 6/30/01...    5.97%       $13,362
10 years ended 6/30/01...    6.79%       $19,280

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return includes dividends reinvested and capital-gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The average annual total return for the one-year, five-year, and ten-year periods ended August 31, 2001, were 10.00%, 6.37%, and 6.70%, respectively.

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                                                                               3

Value Line New York Tax Exempt Trust

Schedule of Investments (unaudited)

---------------------------------------------------------------------------------------------------------
 Principal
  Amount                                                                           Rating         Value
---------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL SECURITIES (94.1%)

             NEW YORK STATE (64.3%) Dormitory Authority, Revenue:
 $  800,000    City University System, 5.50%, 7/1/19.............................   Aaa        $  853,544
  1,000,000    Montefiore Medical Center, 5.25%, 8/1/19..........................   Aaa         1,030,120
    525,000    Municipal Heath Facility, Lease Revenue, Ser. 1, 5.125%, 1/15/15..   Aaa           551,848
  1,975,000    St. Vincent DePaul Residence, 5.30%, 7/1/18.......................   Aa3         2,037,252
    805,000    Sisters of Charity Health Care, 4.80%, 8/1/19.....................   Aaa           819,281
    690,000    Upstate Community Colleges, Ser. A, 5.375%, 7/1/14................   Aaa           754,591
  1,080,000  East Rochester Housing Authority, Mortgage Revenue,
               North Park Nursing Home, 4.90%, 10/20/16..........................   AAA*        1,101,136
             Environmental Facilities Corp., Clean Water & Drinking
               Water Revenue, Revolving Fund:
    760,000    Pooled Loans, Ser. B, 5.125%, 11/15/04............................   Aaa           813,010
    500,000    Ser. F, 5.25%, 6/15/13............................................   Aa1           537,845
    585,000  Kenmore Village Housing Authority, Student Housing
               Revenue Bonds, Ser. 1999A, 5.40%, 8/1/12..........................    AA*          639,516
    760,000  Medical Care Facilities Finance Agency, Revenue, Refunding:
               Long-Term Health Care, Ser. C, 6.40%, 11/1/14.....................   Aaa           794,025
    500,000  Montgomery, Valley Central School District,
               General Obligations Unlimited, 4.75%, 6/15/15.....................   Aaa           518,265
             Mortgage Agency, Revenue Refunding, Homeowner Mortgage:
    475,000    Ser. 26, 5.85%, 4/1/17............................................   Aaa           504,274
  1,540,000    Ser. 79, 4.75%, 4/1/23............................................   Aa1         1,572,725
    700,000    Ser. 98, 5.05%, 10/1/17...........................................   Aa1           711,032
  1,030,000  Nassau County, General Improvement, Ser. C, 5.125%, 1/1/14..........   Aaa         1,098,464
  1,000,000  Syracuse, Housing Authority, Mortgage Revenue, Loretto Rest Home,
               Ser. A, 5.60%, 8/1/17.............................................   AAA*        1,078,740
    500,000  Tollway Authority Highway and Bridge, Revenue Bonds,
               Ser. A, 5.50%, 4/1/15.............................................   AAA*          551,270
    700,000  Voorheesville, Central School District,
               General Obligations Unlimited, 5.00%, 6/15/17.....................   Aaa           727,783
    735,000  Watertown, City School District,
               General Obligations Unlimited, 5.625%, 6/15/2015..................   Aaa           807,177
  1,000,000  Yonkers, Industrial Development Agency, Civic Facilities Revenue,
               Ser. A, 6.25%, 2/1/16.............................................   Aaa         1,038,120
    350,000  Yonkers, Mortgage Revenue, Michael Malotz Skilled Nursing,
               5.45%, 2/1/29.....................................................   Aaa           364,501
                                                                                              -----------
             TOTAL NEW YORK STATE  ..............................................              18,904,519
                                                                                              -----------

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4

                                            Value Line New York Tax Exempt Trust


Schedule of Investments (unaudited)                              August 31, 2001

---------------------------------------------------------------------------------------------------------
 Principal
  Amount                                                                           Rating         Value
---------------------------------------------------------------------------------------------------------

             NEW YORK CITY (24.2%) General Obligation Unlimited:
 $  980,000    Ser. A, 5.25%, 5/15/13............................................   Aaa       $ 1,067,132
    500,000    Ser. G, 5.25%, 8/1/15.............................................   A2            530,895
    500,000  Housing Development Multi Family Revenue, Ser. B, 5.20%, 5/1/15.....   Aa2           514,070
             Industrial Development Agency:
    250,000    Brooklyn Navy Yard, Cogen Partners, 6.20%, 10/1/22................   Baa3          268,087
    500,000    Civic Facilities Revenue, College of Aeronautics Project,
               5.45%, 5/1/18.....................................................   BBB*          484,115
  1,000,000  Municipal Water Authority Revenue, Ser. D, 4 .75%, 6/15/20..........   Aa2           978,040
  1,310,000  Transit Authority Training Facilities Revenue, 5.40%, 1/1/18........   Aaa         1,429,983
    750,000  Transitional Finance Authority, Revenue, Future Tax Secured,
               Ser. A, 5.375%, 2/15/18...........................................   Aa2           795,968
    500,000  Triborough Bridge & Tunnel Authority,
               General Purpose Revenue Bonds, Ser. A, 5.125%, 1/1/17.............   Aa3           516,150
    500,000  Triborough Bridge & Tunnel Authority,
               Special Obligations Refunding Revenue Bonds,
               Ser. A, 5.125%, 1/1/14............................................   Aaa           531,025
                                                                                              -----------
             TOTAL NEW YORK CITY  ...............................................               7,115,465
                                                                                              -----------

             PUERTO RICO (1.9%)
    500,000  Industrial Tourist, Educational Medical and Environmental
               Control Facilities Revenue Bonds, 6.625%, 6/1/26..................   Baa2          547,180

             VIRGIN ISLANDS (3.7%)
  1,000,000  Public Finance Authority, Revenue, Gross Receipts Taxes,
               Ser. A, 6.375%, 10/1/19...........................................   BBB-*       1,087,400
                                                                                              -----------

             TOTAL LONG-TERM MUNICIPAL SECURITIES
               (Cost $26,139,800) ...............................................              27,654,564
                                                                                              -----------


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                                                                               5

Value Line New York Tax Exempt Trust


                                                                 August 31, 2001

---------------------------------------------------------------------------------------------------------
 Principal
  Amount                                                                           Rating         Value
---------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL SECURITIES (8.2%)
 $1,700,000  New York City, General Obligations, Subser. A-8 2.40%, 8/1/17.......  VM16-1(1)  $ 1,700,000
    700,000  New York City, Municipal Water Finance Authority, Revenue Bond,
               Ser. C, 2.40%, 6/15/23............................................  VM16-1(1)      700,000
                                                                                              -----------

             TOTAL SHORT-TERM MUNICIPAL SECURITIES
               (Cost $2,400,000) ...............................................                2,400,000
                                                                                              -----------

             TOTAL MUNICIPAL SECURITIES (102.3%)
               (Cost $28,539,800) ..............................................               30,054,564
                                                                                              -----------

             LIABILITIES LESS CASH AND OTHER ASSETS (-2.3%) ....................                 (665,634)
                                                                                              -----------

             NET ASSETS (100.0%)  ..............................................              $29,388,930
                                                                                              -----------

             NET ASSET VALUE, OFFERING AND REDEMPTION PRICE,
               PER OUTSTANDING SHARE ...........................................                  $ 10.33
                                                                                              -----------


Rated by Moody's Investors Service except for those marked by an asterisk (*) which are rated by Standard & Poor's.

(1) Variable rate demand notes are considered short-term obligations. Interest rates change every day. These securities are payable on demand on interest rate refix dates and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of August 31, 2001.




See Notes to Financial Statements.

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6

                                            Value Line New York Tax Exempt Trust


Statement of Assets and Liabilities
at August 31, 2001 (unaudited)
--------------------------------------------------------------------------------

                                          (In thousands
                                        except per share
                                             amount)
                                        ----------------
Assets:
Investment securities, at value
  (cost $28,540)........................    $ 30,055
Cash ...................................          94
Interest receivable ....................         284
Receivable for securities sold .........          25
                                            --------
    Total Assets .......................      30,458
                                            --------
Liabilities:
Payable for securities purchased .......         973
Dividends payable to shareholders ......          31
Accured expenses:
  Advisory fee .........................          15
  Service and distribution plan
    fees payable........................           7
  Other ................................          43
                                            --------
    Total Liabilities ..................       1,069
                                            --------
Net Assets .............................    $ 29,389
                                            --------
Net Assets
Shares of beneficial interest at $.01
  par value (authorized unlimited,
  outstanding 2,844,711 shares).........    $     28
Additional paid-in capital .............      27,696
Accumulated net realized gain
  on investments........................         150
Unrealized appreciation of investments..       1,515
                                            --------
Net Assets .............................    $ 29,389
                                            --------
Net Asset Value,Offering and
  Redemption Price, per
  Outstanding Share ....................    $  10.33
                                            --------




Statement of Operations
for the Six Months Ended August 31, 2001 (unaudited)
--------------------------------------------------------------------------------

                                         (In thousands)
                                         --------------

Investment Income:
Interest ............................       $    739
                                            --------
Expenses:
Advisory fee ........................             88
Service and distribution plan fee ...             37
Audit and legal fees ................             23
Trustees' fees and expenses .........             12
Printing and stationary .............              9
Transfer agent fees .................              8
Custodian fees ......................              5
Other ...............................              4
                                            --------
    Total Expenses before
      custody credits................            186
    Less: custody credits ...........             (1)
                                            --------
    Net Expenses ....................            185
                                            --------

Net Investment Income ...............       $    554

Realized and Unrealized Gain
  on Investments:
    Net Realized Gain ...............            400
    Net change in Net
      Unrealized Appreciation .......            327
                                            --------

Net Realized Gain and Change in
  Net Unrealized Appreciation
  on Investments ....................            727
                                            --------

Net Increase in Net Assets
  from Operations ...................       $  1,281
                                            --------



See Notes to Financials Statements.

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                                                                               7

Value Line New York Tax Exempt Trust


Statements of Changes in Net Assets
for the Six Months Ended August 31, 2001 (unaudited)
and for the Year Ended February 28, 2001
--------------------------------------------------------------------------------

                                                                        Six Months Ended    Year Ended
                                                                         August 31, 2001   February 28,
                                                                           (Unaudited)         2001
                                                                         ----------------------------

Operations:
  Net investment income ...............................................      $   554          $ 1,229
  Net realized gain on investments ....................................          400              152
  Change in unrealized appreciation ...................................          327            1,948
                                                                         ----------------------------
  Net increase in net assets from operations...........................        1,281            3,329
                                                                         ----------------------------

Distributions to Shareholders
  Net investment income ...............................................         (554)          (1,229)
                                                                         ----------------------------
  Net decrease in net assets from distributions........................         (554)          (1,229)
                                                                         ----------------------------

Trust Share Transactions:
  Net proceeds from sale of shares.....................................          598            3,033
  Net proceeds from reinvestment of distributiions to shareholders.....          358              792
  Cost of shares repurchased ..........................................       (1,682)          (4,946)
                                                                         ----------------------------
  Net decrease in net assets from Trust share transactions.............         (726)          (1,121)
                                                                         ----------------------------

Total Increase in Net Assets ..........................................            1              979

Net Assets:
  Beginning of period .................................................       29,388           28,409
                                                                         ----------------------------
  End of period .......................................................      $29,389          $29,388
                                                                         ----------------------------


See Notes to Financial Statements.

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8

                                            Value Line New York Tax Exempt Trust


Notes to Financial Statements (unaudited)                        August 31, 2001
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

Value Line New York Tax Exempt Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Trust is to provide New York taxpayers with the maximum income exempt from New York State, New York City, and federal income taxes, while avoiding undue risk to principal. The Trust will invest primarily in New York State municipal and public authority debt obligations. The ability of the issuers of the securities held by the Trust to meet their obligations may be affected by economic or political developments in New York State and New York City. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: The Trust's investments are valued each business day by an independent pricing service (the "Service") approved by the Trustees. Investments for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at quotations obtained by the Service from dealers in such securities. Other investments (which constitute a majority of the portfolio securities) are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions.

Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued in good faith at their fair value using methods determined by the Trustees.

(B)  Distributions:  It is the  policy  of the  Trust to  distribute  all of its investment income to shareholders. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually. Income dividends and capital-gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays, and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

(C) Federal Income Taxes: It is the policy of the Trust to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Investments: Securities transactions are recorded on a trade-date basis. Realized gains and losses from securities transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of premium and accretion of original-issue discounts on investments, in accordance with federal income-tax regulations, is earned from settlement date and recognized on the accrual basis. Additionally, the Trust recognizes market discount when the securities are disposed. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide will require the Trust to amortize premium and discount on all securities. This new AICPA requirement will not have any impact on the Trust since the policy of the Trust has been to amortize premium and discount on all securities prior to November 2000.


--------------------------------------------------------------------------------
                                                                               9

Value Line New York Tax Exempt Trust


Notes to Financial Statements (unaudited)                        August 31, 2001
--------------------------------------------------------------------------------

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

2.   Trust Share Transactions

Transactions in shares of beneficial interest were as follows:

                                     Six Months
                                        Ended            Year
                                     August 31,          Ended
                                        2001          February 28,
                                     (unaudited)         2001
                                     -----------------------------
                                             (in thousands)
Shares sold ......................        59             314
Shares issued to shareholders
  in reinvestment
  of distributions................        36              82
                                     -----------------------------
                                          95             396
Shares repurchased ...............      (167)           (511)
                                     -----------------------------
Net decrease .....................       (72)           (115)
                                     -----------------------------

3.   Purchases and Sales of Securities

Purchases and sales of municipal securities were as follows:

                                       Six Months
                                          Ended
                                     August 31, 2000
                                       (unaudited)
                                     --------------
                                     (in thousands)
Purchases:
  Long-term obligations .............    $ 6,299
  Short-term obligations.............       3700
                                       ---------
                                         $ 9,999
                                       ---------
maturities or Sales:
  Long-term obligations .............    $ 7,039
  Short-term obligations.............      3,000
                                       ---------
                                        $ 10,039
                                       ---------

At August 31, 2001, the aggregate cost of investments for federal income tax purposes was $28,539,800. The aggregate appreciation and depreciation of investments at August 31, 2001, based on a comparison of investment values and their costs for federal income tax purposes, was $1,533,615 and $18,851, respectively, resulting in a net appreciation of $1,514,764.

For Federal income tax purposes, the Trust had a capital loss carryover at February 28, 2001 of approximately $250,257 which will expire in 2008. To the extent future capital gains are offset by such capital losses, the Trust does not anticipate distributing any such gains to the shareholders.

4.   Investment Advisory Contract and Transactions With Affiliates

An advisory fee of $87,889 was paid or payable to Value Line, Inc. (the "Adviser") for the six months ended August 31, 2001. This was computed at an annual rate of .60% of the Trust's average daily net assets. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trustees, to act as officers of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses in its operation.

For the six months ended August 31, 2001, the Trust's expenses were reduced by $1,087 under a custody credit arrangement with the custodian.

The Trust has a Service and Distribution Plan (the "Plan"). The Plan, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, compensates Value Line Securities, Inc. a subsidiary of the Advisor (the "Distributor"), for advertising, marketing and distributing the Trust's shares and for servicing the Trust's shareholders at an annual rate of 0.25% of the Trust's average daily net assets. Fees amounting to $36,620 were paid or payable to the Distributor under this Plan for the six months ended August 31, 2001.

Certain officers and directors of the Adviser and Value Line Securities, Inc., are also officers and trustees of the Trust.

At August 31, 2001, the Adviser owned 121,017 shares of beneficial interest in the Trust, representing 4.3% of the outstanding shares.


--------------------------------------------------------------------------------
10

                                            Value Line New York Tax Exempt Trust

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                         Six Months
                                            Ended                          Years Ended on Last Day of February,
                                       August 31, 2001    --------------------------------------------------------------------
                                         (unaudited)         2001           2000           1999           1998           1997
                                       ---------------------------------------------------------------------------------------
Net asset value, beginning
  of period .........................       $10.08           $9.37         $10.33         $10.51         $10.04         $10.28
                                       ---------------------------------------------------------------------------------------
  Income from investment
    operations:
    Net investment income ...........          .19             .42            .42            .43            .44            .48
    Net gains or losses on securities
      (both realized and unrealized)           .25             .71           (.82)           .14            .47           (.11)
                                       ---------------------------------------------------------------------------------------
    Total from investment
      operations ....................          .44            1.13           (.40)           .57            .91            .37
                                       ---------------------------------------------------------------------------------------
  Less distributions:
    Dividends from net investment
      income ........................         (.19)           (.42)          (.42)          (.42)          (.44)          (.48)
    Distributions from capital gains            --              --           (.14)          (.33)            --           (.13)
                                       ---------------------------------------------------------------------------------------
      Total distributions ...........         (.19)           (.42)          (.56)          (.75)          (.44)          (.61)
                                       ---------------------------------------------------------------------------------------
Net asset value, end of period ......       $10.33          $10.08          $9.37         $10.33         $10.51         $10.04
                                       =======================================================================================
Total return ........................         4.45%+         12.28%        -3.97%           5.56%          9.31%          3.73%
                                       =======================================================================================

Ratios/Supplemental Data
Net assets, end of period
  (in thousands) ....................      $29,389         $29,388        $28,409        $33,403        $34,597        $32,745
Ratio of expenses to
  average net assets ................         1.27%*(2)       1.13%(2)       1.05%(2)        .98%(2)        .92%(1)        .92%(1)
Ratio of net investment income to
  average net assets ................         3.79%*          4.29%          4.21%          4.05%          4.35%          4.79%
Portfolio turnover rate .............           24%             49%           100%            56%           116%            86%


(1)  Before offset of custody credits.

(2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been 1.26%* at August 31, 2001 and 1.12%, 1.04%, and .97%, respectively, as of February 28, 2001, February 29, 2000 and February 28, 1999.

+    Not annualized.

*    Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                              11

Value Line New York Tax Exempt Trust


                         The Value Line Family of Funds

--------------------------------------------------------------------------------

1950-- The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 -- Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 -- The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 -- Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979 -- The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 -- Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983-- Value Line Centurion Fund* seeks long-term growth of capital.

1984 -- The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 -- Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986-- Value Line Aggressive Income Trust seeks to maximize current income.

1987 -- Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 -- Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 -- Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995-- Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.


* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
12

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 219729
                      Kansas City, MO 64121-9729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036-2798

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Sound View Drive, Suite 100
                      Greenwich, CT 06830

TRUSTEES              Jean Bernhard Buttner
                      John W. Chandler
                      Frances T. Newton
                      Francis C. Oakley
                      David H. Porter
                      Paul Craig Roberts
                      Marion N. Ruth
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Charles Heebner
                      Vice President
                      Raymond S. Cowen
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Joseph Van Dyke
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer



The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and, accordingly, they do not express an opinion thereon.

This unaudited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).

                                                                         #519538